UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2019

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51872	26-3062752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

170 Pater House, Psaila Street

Birkirkara, Malta, BKR 9077

(Address of principal executive offices)

356 2757 7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On July 17, 2019, Esports Entertainment Group, Inc. (the “Company”) and the investors (the “Investors”) in its November 2018 private placement offering (the “Offering”) of certain Senior Secured Convertible Promissory Notes (each a “Note,” collectively, the “Notes”) and warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) entered into Waiver Agreements (the “Waiver Agreements”). Pursuant to the terms of the Waiver Agreement, the Investors waived the exercise of remedies (the “Waiver”) with regard to certain breaches of agreements between the Company and the Investors, including the Notes, Warrants, and Securities Purchase Agreements (the “Purchase Agreements”).

In consideration for the Investors entrance into the Waiver Agreements, the Company will (i) increase the principal amount of each Note issued in the Offering by 30%, in the form of an Amended and Restated Senior Secured Convertible Promissory Note (the “Amended and Restated Note”). Additionally, for its role as lead investor and facilitator of the Offering and negotiating the terms of the Waiver Agreement, the Company issued to Cavalry Fund I LP warrants to purchase 50,000 shares of Common Stock exercisable on or after October 1, 2019 for a term of three (3) years from such date at an exercise price of $0.75 per share (the “Cavalry Warrant”).

The foregoing descriptions of the Notes, Warrants, Waiver Agreements, Purchase Agreements, Amended and Restated Notes and Cavalry Warrant do not purport to be complete and are qualified in its entirety by their full text, the forms of which are filed hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1	Form of Senior Secured Convertible Promissory Note (incorporated by reference to Exhibit 10.2 filed in the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 15, 2018)

10.2	Form of Warrant (incorporated by reference to Exhibit 10.3 filed in the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 15, 2018)

10.3	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 filed in the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 15, 2018)

10.4*	Form of Waiver Agreement

10.5*	Form of Amended and Restates Senior Secured Convertible Promissory Note

10.6*	Form of Cavalry Fund I LP Warrant

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESPORTS ENTERTAINMENT GROUP, INC.

Dated: July 22, 2019	By:	/s/ Grant Johnson
Grant Johnson Chief Executive Officer

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